Exhibit 32.2

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MOTOS AMERICA INC., a Nevada corporation (the “Company”), on Form 10-Q for the quarter ended January 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Terina Liddiard, Chief Financial Officer, Secretary and Director of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:      September 12, 2023

By:         /s/ Terina Liddiard

Name:    Terina Liddiard

Title:      Chief Financial Officer, Secretary and Director (Principal Financial Officer)